                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 October 7, 2003
                               -------------------



                       RESOLUTION PERFORMANCE PRODUCTS LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-57170                 76-0607613
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                             RPP CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      333-57170-01             76-0660306
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                          1600 SMITH STREET, SUITE 2400
                              HOUSTON, TEXAS 77002
                         (Address of principal executive
                           offices including Zip Code)


                                 (888) 949-2502
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (b)   Exhibits

               Exhibit No.            Document
               -----------            --------

                  99.1                Press Release dated October 6, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         On October 7, 2003, the Company that announced that Mr. Marvin O. Schlanger, Chairman and CEO of Resolution Performance Products LLC, will be a presenter at the Deutsche Bank Eleventh Annual Global High Yield Conference on Thursday, October 9, 2003, at 10:55 AM (EDT). Copies of Mr. Schlanger's presentation slides will be available on the Company's website at www.resins.com, corporate information section prior to the presentation. The full text of the press release announcing the presentation is attached to this report as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RESOLUTION PERFORMANCE
                                        PRODUCTS LLC
                                        (Registrant)


Dated:  October 7, 2003                 By: /s/ J. Travis Spoede
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RPP CAPITAL CORPORATION
                                        (Registrant)


Dated:  October 7, 2003                 By: /s/ J. Travis Spoede
                                            Title:  Executive Vice President
                                                    and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

    99.1               Press Release dated October 6, 2003.